MORGAN STANLEY EASTERN EUROPE FUND, INC.


DIRECTORS AND OFFICERS
Barton M. Biggs
CHAIRMAN OF THE BOARD OF DIRECTORS

Ronald E. Robison
PRESIDENT AND DIRECTOR

John D. Barrett II
DIRECTOR

Gerard E. Jones
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

Andrew McNally IV
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Samuel T. Reeves
DIRECTOR

Fergus Reid
DIRECTOR

Frederick O. Robertshaw
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Arthur J. Lev
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER


INVESTMENT ADVISER
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108

CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

SHAREHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353

LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116


For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.morganstanley.com/im.





FIRST QUARTER REPORT


MORGAN STANLEY

Investment Management


MORGAN STANLEY EASTERN EUROPE FUND, INC.







MARCH  31, 2001

LETTER TO SHAREHOLDERS
-----------

For the three months ended March 31, 2001, the Morgan Stanley Eastern Europe Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -7.66% compared to -8.52% for the Fund's benchmark (described below). For the period from the Fund's commencement of operations on September 30, 1996 through March 31, 2001, the Fund had a total return, based on net asset value per share, of -12.08% compared with -16.63% for its benchmark. The Fund's performance has been compared with the Russia and New Europe Composite. This composite is comprised of the market capitalization weighted Morgan Stanley Capital International (MSCI) local indices for Russia, Poland, the Czech Republic and Hungary. For the period from September 30, 1996 through December 31, 1997, the Fund's performance was compared with the Russia (Moscow Times 50) and New Europe Blended Composite. That composite was comprised of 50% of the Moscow Times 50 Index and 50% of the market capitalization weighted MSCI local indices for the Czech Republic, Hungary and Poland. On March 31, 2001, the closing price of the Fund's shares on the New York Stock Exchange was $12.24, representing a 16.1% discount to the Fund's net asset value per share.

MARKET OVERVIEW
Regarding Russia, the administration of President Putin has been relatively quiet on the reform front so far in 2001, making comments about restructuring key sectors, fighting corruption and red tape, and creating a more stable economic environment, but implementing little. Economic growth, which came in at 6% last year, is likely to slow to 3% in 2001, with inflation coming in at around 20%. Foreign reserves keep building, as the country continues to run a massive current account surplus, yet capital flight remains a significant problem. The benefits gained through the devaluation of 1998 are eroding quickly, and it is feared that slow government action in key reform areas may derail the current positive economic trends. Russian equities have performed well in the face of global equity market turmoil this year, and we expect them to continue to be resilient, as long as government does not significantly disappoint on the reform front and oil prices do not collapse.

The Hungarian market fell sharply during the quarter, in sympathy with global equities. The Central Bank cut local interest rates by 50 basis points to 11.25% during the quarter, mainly to diffuse pressure for the currency to strengthen. Previous speculation that the forint would be allowed to trade in a wider band, and thus appreciate, has died down, as government appears uncomfortable with the implications. GDP growth is still strong, and the current account deficit, while widening to about 5% of GDP, should still be easily financed by FDI. We believe that Hungarian equities offer significant value after their poor performance over the past four quarters and given the reasonably benign economic outlook. The main risk remains with the economies of the EU, particularly Germany, whose impending slowdown could affect export industries and the country's external balances.

Polish equities sold off in the first quarter, declining by 18.8%, once again weighed down by the index-heavy telecommunications sector. Economic data published has been very encouraging, with the current account deficit and inflation trending sharply lower. We are enthusiastic about the Polish market on the back of the interest rate outlook, and especially like interest-sensitive stocks, such as banks, and the telecommunications sector, which now trades at inexpensive valuations.

OTHER DEVELOPMENTS
On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. For the three months ended March 31, 2001, the Fund has repurchased 71,800 of its shares at an average discount of 18.80% from net asset value per share. From the inception of the program through March 31, 2001, the Fund has repurchased 951,500 of its shares at an average discount of 17.50% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

As part of an ongoing global branding initiative, Morgan Stanley Dean Witter has changed its brand name to "Morgan Stanley." In connection with this change, the name of the Fund has been changed effective May 1, 2001, to Morgan Stanley Eastern Europe Fund, Inc. The new name appears in this quarterly report and, beginning on May 21, 2001, will be shown in the financial press and on the Fund's website.

In addition to the name change, the cover of this quarterly report introduces the new look of the Fund's financial reports to shareholders. The semi-annual report to shareholders dated June 30, 2001 will present the new look throughout the report.

We appreciate your continued support. If you have any questions or comments on these changes, please contact us through our website, www.morganstanley.com/im, or call us at 1-800-221-6726.

Sincerely,


/s/ Ronald E. Robison

Ronald E. Robison
PRESIDENT AND DIRECTOR
April 2001

MORGAN STANLEY EASTERN EUROPE FUND, INC.
INVESTMENT SUMMARY AS OF MARCH 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

HISTORICAL                                                                        TOTAL RETURN (%)
INFORMATION                                         -----------------------------------------------------------------------------
                                                      MARKET VALUE (1)           NET ASSET VALUE (2)              INDEX (3)
                                                    --------------------        --------------------         --------------------
                                                                 AVERAGE                     AVERAGE                      AVERAGE
                                                    CUMULATIVE   ANNUAL         CUMULATIVE   ANNUAL          CUMULATIVE   ANNUAL
                                                    ----------   -------        ----------   -------         ----------   -------
                            YEAR TO DATE                 0.43%       --            -7.66%        --             -8.52%        --
                            ONE YEAR                   -36.00    -36.00%          -40.86     -40.86%           -39.57     -39.57%
                            SINCE INCEPTION*           -26.24     -6.54           -12.08      -2.82            -16.63      -3.96

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------

RETURNS AND PER SHARE INFORMATION

[CHART]

                                                                     YEAR ENDED DECEMBER 31,                           THREE MONTHS
                                                                                                                           ENDED
                                                                                                                         MARCH 31,
                                           1996*          1997            1998            1999            2000             2001
                                         --------       --------        --------        --------        --------       ------------
Net Asset Value Per Share                $  20.77       $  26.59        $  12.65        $  20.38        $  15.80         $  14.59
Market Value Per Share                   $  18.00       $  23.88        $   9.81        $  16.88        $  12.19         $  12.24
Premium/(Discount)                          -13.3%         -10.2%          -22.4%          -17.2%          -22.8%           -16.1%
Income Dividends                         $   0.07             --              --              --              --               --
Capital Gains Distributions                    --       $   3.68        $   0.67              --              --               --
Fund Total Return (2)                        4.18%         48.19%         -50.62%          61.11%         -22.47%           -7.66%
Index Total Return (3)                       9.25%         48.23%         -57.84%          67.30%         -20.22%           -8.52%

(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) Since January 1, 1998, the Fund's performance has been compared with the Russia and New Europe Composite. This composite is comprised of the market capitalization weighted MSCI local indices for Russia, Poland, the Czech Republic and Hungary. For the period from the commencement of operations through December 31, 1997, the Fund's performance had been compared with the Russia (Moscow Times 50) and New Europe Blended Composite. That composite was comprised of 50% of the market capitalization weighted Morgan Stanley Capital International (MSCI) local indices for the Czech Republic, Hungary and Poland, and 50% of the Moscow Times 50 Index.
    *The Fund commenced operations on September 30, 1996.

    FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY.

MORGAN STANLEY EASTERN EUROPE FUND, INC.
PORTFOLIO SUMMARY AS OF MARCH 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
ALLOCATION OF TOTAL INVESTMENTS

[CHART]

Equity Securities                 (100.0%)


--------------------------------------------------------------------------------
INDUSTRIES

[CHART]

Other                                       (1.1%)
Wireless Telecommunication Services         (0.7%)
Auto Components                             (0.8%)
Media                                       (1.4%)
Electrical Equipment                        (2.9%)
Metals & Mining                             (3.6%)
Pharmaceuticals                             (6.5%)
Electric Utilities                         (14.9%)
Banks                                      (15.9%)
Diversified Telecommunication Services     (18.7%)
Oil & Gas                                  (33.5%)


--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

[CHART]

Czech Republic              (5.0%)
Hungary                    (20.9%)
Poland                     (23.7%)
Russia                     (50.4%)


--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS

                                                               PERCENT OF
                                                               NET ASSETS
                                                               ----------
 1.  Surgutneftegaz (Russia)                                      16.5%
 2.  Unified Energy Systems (Russia)                              12.7
 3.  LUKoil Holdings (Russia)                                     10.8
 4.  Telekomunikacja Polska (Poland)                               9.6
 5.  Bank Polska Kasa Opieki SA (Poland)                           8.1
 6.  Gedeon Richter Rt. (Hungary)                                  6.5
 7.  Matav Rt. (Hungary)                                           6.3
 8.  OTP Bank Rt. (Hungary)                                        4.0
 9.  Elektrim SA (Poland)                                          2.9
10.  MOL Magyar Olaj-es Gazipari Rt. (Hungary)                     2.7
                                                                  ----
                                                                  80.1%
                                                                  ====

INVESTMENTS (UNAUDITED)
MARCH 31, 2001

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS (100.0%)
(Unless otherwise noted)
--------------------------------------------------------------------------------
CZECH REPUBLIC (5.0%)
BANKS
   Ceska Sporitelna AS                                   210,417   U.S.$   1,232
                                                                   -------------
DIVERSIFIED TELECOMMUNICATION SERVICES
   Cesky Telecom AS                                       44,777             416
                                                                   -------------
ELECTRIC UTILITIES
   CEZ AS                                                524,320           1,355
                                                                   -------------
                                                                           3,003
                                                                   -------------
--------------------------------------------------------------------------------
HUNGARY (20.9%)
AUTO COMPONENTS
   North American Bus Industries Rt.                      45,444             489
                                                                   -------------
BANKS
   OTP Bank Rt.                                           51,223           2,370
                                                                   -------------
DIVERSIFIED TELECOMMUNICATION SERVICES
   Matav Rt.                                             417,326           1,189
   Matav Rt. ADR                                         176,629           2,577
                                                                   -------------
                                                                           3,766
                                                                   -------------
HOTELS RESTAURANTS & LEISURE
   Danubius Hotel and Spa Rt.                             19,720             286
                                                                   -------------
OIL & GAS
   MOL Magyar Olaj-es Gazipari Rt.                       117,506           1,638
                                                                   -------------
PHARMACEUTICALS
   Gedeon Richter Rt.                                     74,898           3,891
                                                                   -------------
                                                                          12,440
                                                                   -------------
--------------------------------------------------------------------------------
POLAND (23.7%)
BANKS
   Bank Polska Kasa Opieki SA                            302,735           4,812
   BRE Bank SA                                            12,892             365
   Wielkopolski Bank Kredytowy SA                        104,993             683
                                                                   -------------
                                                                           5,860
                                                                   -------------
DIVERSIFIED TELECOMMUNICATION SERVICES
   Telekomunikacja Polska GDR                          1,059,170           5,720
                                                                   -------------
ELECTRICAL EQUIPMENT
   Elektrim SA                                           257,510           1,719
                                                                   -------------
IT CONSULTING & SERVICES
   Prokom Software SA GDR                                 29,890             350
                                                                   -------------
METALS & MINING
   KGHM Polska Miedz SA                                  100,561             509
                                                                   -------------
                                                                          14,158
                                                                   -------------
--------------------------------------------------------------------------------
RUSSIA (50.4%)
DIVERSIFIED TELECOMMUNICATION SERVICES
   Mustcom                                             9,526,809           1,287
                                                                   -------------
ELECTRIC UTILITIES
   Unified Energy Systems                             18,839,846           1,884
   Unified Energy Systems GDR                            567,560           5,676
                                                                   -------------
                                                                           7,560
                                                                   -------------
MEDIA
   Storyfirst Communications 'A'                           1,920             818
      (Preferred)                                                  -------------
METALS & MINING
   Norilsk Nickel                                        129,100           1,620
                                                                   -------------
OIL & GAS
   AO Tatneft ADR                                        141,800           1,122
   Gazprom ADR                                           150,600             960
   LUKoil Holdings                                       147,000           1,367
   LUKoil Holdings ADR                                   136,166           5,065
   Surgutneftegaz ADR                                    632,472           6,752
   Surgutneftegaz  ADR (Preferred)                       167,500           1,792
   Surgutneftegaz (Preferred)                         12,160,000           1,301
                                                                   -------------
                                                                          18,359
                                                                   -------------
WIRELESS TELECOMMUNICATION SERVICES
   Nizhegordsvyazinform ADR                              250,000             425
                                                                   -------------
                                                                          30,069
                                                                   -------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (Cost U.S.$73,538)                                                    59,670
                                                                   -------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
    (Cost U.S.$73,538)                                                    59,670
                                                                   -------------
--------------------------------------------------------------------------------

                                                         AMOUNT
                                                          (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.0%)
   Other Assets                                  U.S.$    2,790
   Liabilities                                           (2,769)              21
                                                      ----------   -------------

NET ASSETS (100%)
       Applicable to 4,090,748, issued and
        outstanding U.S.$0.01 par value shares
        (500,000,000 shares authorized)                            U.S.$  59,691
                                                                   =============
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                          U.S.$   14.59
                                                                   =============
--------------------------------------------------------------------------------

ADR - American Depositary Receipt
GDR - Global Depositary Receipt